Long-Term Employee Benefit Liabilities (Details 1) (Pension Plans, Defined Benefit [Member])	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Pension Plans, Defined Benefit [Member]
Projected benefit obligation
Discount rate	4.70%	5.50%	5.80%
Rate of compensation increase	2.80%	2.60%	3.60%
Net periodic benefit cost
Discount rate	5.20%	5.90%	6.30%
Rate of compensation increase	2.70%	3.50%	3.60%
Expected return on plan assets	7.10%	7.70%	7.40%